POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Mace Security International, Inc., (the "Company"), hereby constitutes and appoints Jon E. Goodrich and Mark A. Capone, or either of them acting alone, his true and lawful attorney(s) or attorney(s)-in-fact, with full power of substitution and resubstitution, for him and his name, place, and stead, to sign on his behalf as a director or officer, or both, as the case may be, the Company `s registration statement on Form S-3 pursuant to the Securities Act of 1933 and to sign any and all amendments to such Form S-3, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney(s) or attorney(s)-in-fact, and each of them, full power and authority to do and perform each and every act and thing they deem necessary, advisable or appropriate in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney(s) or attorney(s)s-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be signed in multiple counterparts all of which, taken together, shall constitute one original Power of Attorney. Faxed signatures of the respective Directors shall be deemed to be originals for purposes of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 22 day of December, 1998.


/s/ Jon E. Goodrich                         /s/ Marvin P. Brown
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Jon E. Goodrich,                            Marvin P. Brown
Chief Executive Officer and Director        Chairman of the Board


/s/ Lewis Cohen                             /s/ Howard Edelman
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Lewis Cohen                                 Howard Edelman
Director                                    Director


/s/ R. David Garwood                        /s/ Neil Campolungo
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R. David Garwood                            Neil Campolungo
Director                                    Director